SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


                       Date of Report: April 11, 2000


                        EMPIRE FEDERAL BANCORP, INC.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State of other jurisdiction of incorporation)

           0-28934                               81-0512374
    ----------------------           ----------------------------------
    Commission File Number           I.R.S. Employer Identification No.



                               P.O. BOX 1099
                           123 SOUTH MAIN STREET
                           LIVINGSTON, MT   59047
                  (Address of principal executive offices)


     Registrant's telephone number (including area code):  (406) 222-1981
                                                           --------------

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Item 5.  Other Events
---------------------

     On April 11, 2000, the Registrant announced that it Annual Meeting of Stockholders will be held at the main office of Empire Bank (formerly known as Empire Federal Savings Bank), 123 South Main Street, Livingston, Montana on Wednesday, June 7, 2000 at 11:00 a.m., Mountain Daylight Savings Time. The record date for stockholders entitled to vote at the Annual Meeting is April 14, 2000.

     For further information, reference is made to the Registrant's press release dated April 11, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibits
     --------

       99      Press Release dated April 11, 2000

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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   EMPIRE FEDERAL BANCORP, INC.



DATE: April 11, 2000               /s/ William H. Ruegamer
                                   ---------------------------------------
                                   William H. Ruegamer
                                   President and Chief Executive Officer

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                                 Exhibit 99

                     Press Release dated April 11, 2000

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                          *FOR IMMEDIATE RELEASE*



Contact:  Bill Ruegamer
          President and Chief Executive Officer
          (406) 222-1981



                        EMPIRE FEDERAL BANCORP, INC.
                       ANNOUNCES ANNUAL MEETING DATE



     Livingston, Montana (April 11, 2000) -- Empire Federal Bancorp, Inc. (Nasdaq National Market "EFBC") announced today that its Annual Meeting of Stockholders will be held at the main office of Empire Bank, 123 South Main Street, Livingston, Montana, on June 7, 2000, at 11:00 A.M. Mountain Daylight Savings Time. The record date for stockholders entitled to vote at the Annual Meeting is April 14, 2000.

     Empire Bank was chartered in 1923. On December 31, 1999, the Company had total assets of $114.5 million, total deposits of $71.4 million, and stockholders' equity of $32.8 million.

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